Business Combinations (Tables)	12 Months Ended
Dec. 31, 2020
Business Combinations
Schedule of consideration transferred and the amounts of identified assets acquired and liabilities assumed at the acquisition date

The following table summarizes the consideration transferred to acquire HST and the amounts of identified assets acquired and liabilities assumed at the acquisition date:

(in thousands)
Total consideration transferred in cash	$145,416
Cash and cash equivalents	5,384
Trade accounts receivable, net	885
Prepaid expenses	138
Operating lease right-of-use assets	1,306
Property and equipment, net	78
Other current assets, net	60
Trademark, net	1,430
Technology, net	6,350
Client relationships intangible, net	24,460
Accounts payable	(419)
Other accrued expenses	(310)
Deferred income taxes	(7,854)
Operating lease obligation	(1,415)
Total identifiable net assets	30,093
Goodwill	$115,323